EXHIBIT 99.1

OpenTable, Inc. Announces Third Quarter Financial Results

Increases Revenue by 44% to $24.5 Million

Grows Installed Restaurants by 31% and Seated Diners by 54% Over Q3 2009

Achieves EPS of $0.16 and Non-GAAP EPS of $0.23

SAN FRANCISCO, Nov. 2, 2010 (GLOBE NEWSWIRE) -- OpenTable, Inc. (Nasdaq:OPEN), a leading provider of free, real-time online restaurant reservations for diners and reservation and guest management solutions for restaurants, today reported its financial results for the third quarter ended September 30, 2010.

OpenTable reported consolidated net revenues for Q3 2010 of $24.5 million, a 44% increase over Q3 2009. Consolidated net income for Q3 2010 was $3.8 million, or $0.16 per diluted share. Non-GAAP consolidated net income for Q3 2010, which excludes tax-affected stock-based compensation expense and tax-affected acquisition related expense, was $5.6 million, or $0.23 per diluted share.

OpenTable provides operating results by geography as the Company is at different stages of development in its North America and International operations.

North America Results

  Installed restaurant base as of September 30, 2010, totaled 13,025, a 26% increase over September 30, 2009.
  Seated diners totaled 15.4 million, a 52% increase over Q3 2009.
  Revenues totaled $23.0 million, a 43% increase over Q3 2009.
  Non-GAAP adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, stock-based compensation, and acquisition related expense) totaled $10.2 million, or 44% of North America revenues, a 77% increase over Q3 2009.

International Results

  Installed restaurant base as of September 30, 2010, totaled 2,221, a 66% increase over September 30, 2009.
  Seated diners totaled 0.5 million, a 134% increase over Q3 2009.
  Revenues totaled $1.5 million, a 50% increase over Q3 2009.
  International results in Q3 2010 include approximately $0.6 million of acquisition related expense.
  Non-GAAP adjusted EBITDA totaled a loss of $1.2 million compared to a loss of $1.4 million in Q3 2009.
  The acquisition of toptable.com closed on October 1, 2010. As a result, international operations will include toptable.com results starting in Q4 2010.

"We're pleased with the solid growth we experienced across the board in the third quarter," said Jeff Jordan, CEO of OpenTable. "We're also excited about closing our acquisition of toptable.com at the beginning of the fourth quarter as it will significantly expand our presence and deepen our offering for restaurants and diners in the United Kingdom."

Q3 2010 Consolidated Financial and Operating Summary

  Installed restaurant base as of September 30, 2010, totaled 15,246, a 31% increase over September 30, 2009.
  Seated diners totaled 15.9 million, a 54% increase over Q3 2009.
  Total revenues were $24.5 million in Q3 2010, up 44% over Q3 2009 revenues of $17.0 million.
  Subscription revenues were $11.0 million in Q3 2010, up 20% over Q3 2009 revenues of $9.1 million. Subscription revenues increased as a result of the increase in installed restaurants.
  Reservation revenues were $11.4 million in Q3 2010, up 61% over Q3 2009 revenues of $7.1 million. Reservation revenues primarily increased as a result of the increase in seated diners.
  Installation and other revenues were $2.1 million in Q3 2010, up 157% over Q3 2009 revenues of $0.8 million. Installation and other revenues increased primarily as a result of an increase in revenue from other product offerings, including advertising sales, web service licensing, featured private dining listings and third-party restaurant coupon sales.
  Total operating expenses were $20.0 million in Q3 2010, up 36% over Q3 2009 operating expenses of $14.7 million. The increase was driven by a 21% increase in headcount, an increase in acquisition related expense and an increase in stock-based compensation.
  Operating income was $4.6 million in Q3 2010 compared to $2.4 million in Q3 2009. Non-GAAP consolidated operating income, excluding stock-based compensation expense and acquisition related expense, was $7.3 million in Q3 2010 compared to $3.1 million in Q3 2009.
  The Q3 2010 GAAP income tax expense was $0.8 million or a 17% tax rate. Income tax expense is net of a $1.3 million, or $0.05 per diluted share, research and development tax credit benefit related to qualifying activities through 2009.
  Consolidated net income was $3.8 million, or $0.16 per diluted share, in Q3 2010 compared to $0.9 million, or $0.04 per diluted share, in Q3 2009. Non-GAAP consolidated net income, which excludes tax-affected stock-based compensation expense and acquisition related expense, was $5.6 million, or $0.23 per diluted share, in Q3 2010 compared to $1.8 million, or $0.08 per diluted share, in Q3 2009.
  As of September 30, 2010, OpenTable had cash and cash equivalents and short-term investments of $87.9 million.

"We delivered very strong growth across every key financial metric in the third quarter," said Matt Roberts, CFO of OpenTable. "The business continues to deliver significant operating margins even as we invest for long-term growth."

Quarterly Conference Call

A conference call will be webcast live today at 2 p.m. PT/5 p.m. ET and will be available through November 30, 2010, at http://investors.opentable.com/events.cfm. This call may contain forward-looking statements and other material information regarding the Company's financial and operating results.

About Non-GAAP Financial Information

The accompanying press release dated November 2, 2010, contains certain non-GAAP financial measures. Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP consolidated net income and the related per diluted share amounts, non-GAAP consolidated operating income, and non-GAAP adjusted EBITDA. When used in connection with historical results, the non-GAAP financial measure adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization, stock-based compensation, and acquisition related expenses. Within the Company's reconciliation to non-GAAP diluted net income per share, the impact of undistributed earnings allocated to participating securities has been excluded.

To supplement the Company's consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. Management believes it is useful to exclude stock-based compensation and acquisition related expenses because they do not reflect the underlying performance of the Company's business operations. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results. The presentation of non-GAAP measures is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Background Information

The Company reports consolidated operations in U.S. dollars and operates in two geographic segments: North America and International. The North America segment is comprised of all operations in the United States, Canada and Mexico, and the International segment is comprised of all non-North America operations, which includes operations in Europe and Asia. The Company generates substantially all of its revenues from its restaurant customers; it does not charge any fees to diners. The Company's revenues include installation fees for the Electronic Reservation Book (including training), monthly subscription fees and a fee for each restaurant guest seated through online reservations.

Forward-Looking Statements

This press release and its attachments contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company's strategic and operational plans. The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, among others, the impact of the current economic climate on the Company's business; the Company's ability to maintain an adequate rate of growth; the Company's ability to effectively manage its growth; the Company's ability to attract new restaurant customers; the Company's ability to increase the number of visitors to its website and convert those visitors into diners; the Company's ability to retain existing restaurant customers and diners or encourage repeat reservations; the Company's ability to successfully enter new markets and manage its international expansion; the Company's ability to successfully manage any acquisitions of businesses, solutions or technologies; interruptions in service and any related impact on the Company's reputation; and costs associated with defending intellectual property infringement and other claims.  More information about potential factors that could affect the Company's business and financial results is contained in the Company's annual report on Form 10-K for the year ended December 31, 2009, and the Company's other filings with the SEC. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances.

About OpenTable, Inc.

OpenTable is a leading provider of free, real-time online restaurant reservations for diners and reservation and guest management solutions for restaurants. The OpenTable network delivers the convenience of online restaurant reservations to diners and the operational benefits of a computerized reservation book to restaurants. OpenTable has more than 15,000 restaurant customers, and, since its inception in 1998, has seated more than 175 million diners around the world. The Company is headquartered in San Francisco, California, and the OpenTable service is available throughout the United States, as well as in Canada, Germany, Japan, Mexico, and the United Kingdom. OpenTable also owns and operates toptable.com, a leading restaurant reservation site in the United Kingdom.

The OpenTable, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=6474

OpenTable, OpenTable.com, OpenTable logos, toptable and other service names are the trademarks of OpenTable, Inc. and/or its affiliates.

OPENTABLE, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2010	2009
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$ 74,278,000	$ 19,807,000
Short-term investments	13,604,000	50,221,000
Accounts receivable, net	9,906,000	7,617,000
Prepaid expenses and other current assets	1,922,000	1,301,000
Deferred tax asset	6,463,000	6,024,000
Restricted cash	171,000	172,000

Total current assets	106,344,000	85,142,000

Property, equipment and software, net	13,757,000	11,516,000
Deferred tax asset	1,787,000	498,000
Other assets	5,942,000	3,175,000

TOTAL ASSETS	$ 127,830,000	$ 100,331,000

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$ 7,095,000	$ 7,212,000
Accrued compensation	3,838,000	2,993,000
Deferred revenue	1,891,000	1,538,000
Dining rewards payable	14,084,000	11,611,000
Total current liabilities	26,908,000	23,354,000

Deferred revenue — non-current	2,971,000	3,572,000
Other long-term liabilities	2,190,000	--

Total liabilities	32,069,000	26,926,000

STOCKHOLDERS' EQUITY:
Common stock	2,000	2,000
Additional paid-in capital	140,844,000	127,454,000
Treasury stock	(647,000)	(647,000)
Accumulated other comprehensive loss	(105,000)	(128,000)
Accumulated deficit	(44,333,000)	(53,276,000)

Total stockholders' equity	95,761,000	73,405,000

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 127,830,000	$ 100,331,000

OPENTABLE, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(In thousands, except per share amounts)

REVENUES	$ 24,520	$ 17,042	$ 68,224	$ 49,427

COSTS AND EXPENSES:
Operations and support (1)	6,769	5,077	19,095	15,195
Sales and marketing (1)	5,185	3,845	14,971	11,652
Technology (1)	2,967	2,378	8,707	7,689
General and administrative (1)	5,045	3,379	12,947	10,321

Total costs and expenses	19,966	14,679	55,720	44,857

Income from operations	4,554	2,363	12,504	4,570
Other income, net	67	111	209	256

Income before taxes	4,621	2,474	12,713	4,826
Income tax expense	786	1,578	3,770	2,872

NET INCOME	$ 3,835	$ 896	$ 8,943	$ 1,954

Net income per share:
Basic	$ 0.17	$ 0.04	$ 0.39	$ 0.12
Diluted	$ 0.16	$ 0.04	$ 0.37	$ 0.09

Weighted average shares outstanding:
Basic	22,706	21,640	22,471	15,791
Diluted	24,102	23,713	23,866	22,360

(1) Stock-based compensation included in above line items:
Operations and support	$ 229	$ 79	$ 648	$ 232
Sales and marketing	494	180	1,359	588
Technology	416	91	1,059	382
General and administrative	888	297	2,295	1,128
	$ 2,027	$ 647	$ 5,361	$ 2,330

Other Operational Data:
Installed restaurants (at period end):
North America	13,025	10,338	13,025	10,338
International	2,221	1,337	2,221	1,337
Total	15,246	11,675	15,246	11,675

Seated diners (in thousands):
North America	15,368	10,114	44,591	30,106
International	531	227	1,403	620
Total	15,899	10,341	45,994	30,726

Headcount (at period end):
North America	302	247	302	247
International	74	63	74	63
Total	376	310	376	310

Additional Financial Data:
Revenues:
North America
Subscription	$ 9,868	$ 8,321	$ 28,409	$ 24,048
Reservation	11,059	6,932	31,325	20,522
Installation and other	2,101	797	4,474	2,205
Total North America Revenues	$ 23,028	$ 16,050	$ 64,208	$ 46,775
International
Subscription	$ 1,146	$ 820	$ 3,118	$ 2,182
Reservation	323	143	825	386
Installation and other	23	29	73	84
Total International Revenues	1,492	992	4,016	2,652
Total Revenues	$ 24,520	$ 17,042	$ 68,224	$ 49,427

Income (loss) from operations:
North America	$ 6,646	$ 3,972	$ 17,592	$ 9,256
International	(2,092)	(1,609)	(5,088)	(4,686)
Total	$ 4,554	$ 2,363	$ 12,504	$ 4,570

Depreciation and amortization:
North America	$ 1,546	$ 1,138	$ 4,444	$ 3,457
International	163	124	436	339
Total	$ 1,709	$ 1,262	$ 4,880	$ 3,796

Stock-based compensation:
North America	$ 1,932	$ 559	$ 5,100	$ 2,049
International	95	88	261	281
Total	$ 2,027	$ 647	$ 5,361	$ 2,330

OPENTABLE, INC.
RECONCILIATION OF GAAP TO NON-GAAP OPERATING RESULTS

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(In thousands, except per share amounts)

Non-GAAP consolidated net income per share:
GAAP net income "as reported"	$ 3,835	$ 896	$ 8,943	$ 1,954
Add back: stock-based compensation expense	2,027	647	5,361	2,330
Income tax effect of stock-based compensation	(922)	201	(2,375)	(203)
Add back: acquisition related expenses	710	115	710	140
Income tax effect of acquisition related expenses	(36)	(46)	(36)	(56)

NON-GAAP CONSOLIDATED NET INCOME	$ 5,614	$ 1,813	$ 12,603	$ 4,165

Non-GAAP diluted net income per share	$ 0.23	$ 0.08	$ 0.53	$ 0.19

Weighted average diluted shares outstanding	24,102	23,713	23,866	22,360

Non-GAAP consolidated operating income:
GAAP income from operations "as reported"	$ 4,554	$ 2,363	$ 12,504	$ 4,570
Add back: stock-based compensation expense	2,027	647	5,361	2,330
Add back: acquisition related expenses	710	115	710	140

NON-GAAP OPERATING INCOME	$ 7,291	$ 3,125	$ 18,575	$ 7,040

North America Adjusted EBITDA:
GAAP operating income "as reported"	$ 6,646	$ 3,972	$ 17,592	$ 9,256

Adjustments:
Stock-based compensation expense	1,932	559	5,100	2,049
Acquisition related expenses	91	115	91	140
Depreciation and amortization expense	1,546	1,138	4,444	3,457

North America Adjusted EBITDA	$ 10,215	$ 5,784	$ 27,227	$ 14,902

International Adjusted EBITDA:
GAAP operating loss "as reported"	$ (2,092)	$ (1,609)	$ (5,088)	$ (4,686)

Adjustments:
Stock-based compensation expense	95	88	261	281
Acquisition related expenses	619	--	619	--
Depreciation and amortization expense	163	124	436	339

International Adjusted EBITDA	$ (1,215)	$ (1,397)	$ (3,772)	$ (4,066)
CONTACT:  OpenTable, Inc.
          Investor Relations:
            415-344-6520
            investors@opentable.com
          Media Relations Contact:
            415-344-4275
            pr@opentable.com